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                                                                   EXHIBIT 10.JJ

                     THIRD PARTY CAPACITY PAYMENTS AGREEMENT

                  THIRD PARTY CAPACITY PAYMENTS AGREEMENT ("Agreement"), dated as of April 25, 2000, among COGEN TECHNOLOGIES LINDEN VENTURE, L.P., a Delaware Limited Partnership (the "Partnership"); COGEN TECHNOLOGIES LINDEN, LTD., a Texas Limited Partnership; STATE STREET BANK AND TRUST COMPANY OF CONNECTICUT, NATIONAL ASSOCIATION (not in its individual capacity but solely as Owner Trustee), as Limited Partner; STATE STREET BANK AND TRUST COMPANY OF CONNECTICUT, NATIONAL ASSOCIATION (not in its individual capacity but solely as Owner Trustee), as Lender, and PNC BANK, N.A., as successor to Midlantic National Bank, as Security Agent and as Escrow Agent (the "Escrow Agent").

                  WHEREAS, the Partnership, Cogen Technologies Linden, Ltd., the Owner Trustee, as Limited Partner and Lender, and the Escrow Agent are party to that certain Amended and Restated Security Deposit Agreement and Escrow Agreement, dated as of September 17, 1992 (the "PNC Security Deposit Agreement").

                  WHEREAS, the Partnership and Consolidated Edison Company of New York, Inc. ("Con Ed") propose to enter into a Third Amendment to Power Purchase Agreement to be effective as of August 1, 1999 (the "Third Amendment") in connection with that certain Power Purchase Agreement, dated April 14, 1989, between Con Ed and Cogen Technologies, Inc., as assigned to the Partnership and as amended by the First Amendment to Power Purchase Agreement, dated September 17, 1990, and the Second Amendment to Power Purchase Agreement dated December 22, 1993.

                  WHEREAS, the Owner Trustee has executed the Owner Trustee's Consent for Third Amendment to Power Purchase Agreement, dated as of August 1, 1999 (the "Owner Trustee's Consent"), substantially in the form of Exhibit A hereto;

                  WHEREAS, pursuant to the PNC Security Deposit Agreement, all capacity payments ("Third Party Capacity Payments") received by the Partnership from a Third Party (as defined in the Third Amendment), pursuant to any agreement (a "Third Party Contract") under which the Partnership sells Excess Capacity and Excess Energy (each as defined in the Third Amendment) to such



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Third Party, shall be deposited into the Revenue Account established under the
PNC Security Deposit Agreement.

                  NOW, THEREFORE, the parties hereto hereby agree as follow:

                  1. Definitions. Unless otherwise defined herein, terms defined in the PNC Security Deposit Agreement and used herein shall have the meanings given to them in the PNC Security Deposit Agreement.

                  2. Third Party Capacity Payments. (a) The parties hereby agree that any provisions of the PNC Security Deposit Agreement to the contrary notwithstanding, upon receipt of any Third Party Capacity Payments, the Agent shall retain such Third Party Capacity Payments (the "Retained Amounts") in the Revenue Account and shall not release any Third Party Capacity Payments from the Revenue Account until an event described in clauses (b) or (c) below occurs. The Managing General Partner shall provide to the Agent and the Owner Trustee a copy of any Third Party Contract pursuant to which Third Party Capacity Payments are received and shall provide to the Agent and the Owner Trustee written notification, at least 5 days prior to the Transfer Date, of the amount received under each such Third Party Contract for the previous month.

                  (b) In the event that any Third Party under any Third Party Contract becomes entitled to the receipt of any damages from the Partnership pursuant to the terms of such Third Party Contract, a Responsible Officer of the Managing General Partner shall provide to the Agent a certificate substantially in the form of Exhibit B to this Agreement. Upon receipt of such certificate, the Agent shall pay to such Third Party an amount equal to the lesser of the Retained Amounts and the amount indicated in the certificate described in the preceding sentence; provided, that under no circumstances shall the Agent transfer, or be liable for, an amount in excess of the retained Amounts with respect to the Third Party Contract under which any damages are due and payable.

                  (c) If (i) a Third Party Contract has terminated and Retained Amounts remain in the Revenue Account and (ii) the Agent has received a certificate from a Responsible Officer of the Managing General Partner substantially in the form attached as Exhibit C to this Agreement, the restriction on the transfer of Retained Amounts with respect to such Third Party Contract described in clause (a) of this Section 2 shall have no further effect and the Agent shall transfer the Retained Amounts pertaining to such Third Party Contract in accordance with Sections 4.01 and 4.02 of the PNC Security Deposit Agreement.


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                  3. Interest on Third Party Capacity Payments. Notwithstanding
the provisions of Section 4.08 of the PNC Security Deposit Agreement, any interest or other income on the Retained Amounts shall be transferred either (i) to a Third Party, upon the same conditions and simultaneously with the transfer of the Retained Amounts described in Section 2(b) of this Agreement or (ii) in accordance with Sections 4.01 and 4.02 of the PNC Security Deposit Agreement upon the same conditions and simultaneously with the transfer of the Retained Amounts described in Section 2(c) of this Agreement.

                  4. Successors; Assignment; Third Party Beneficiary. The Terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns. It is expressly agreed and acknowledged hereby that because of the amounts payable by and obligations to be performed by the Owner Trustee under the Second Amended and Restated Tranche A Loan Agreement dated as of September 15, 1992 (as amended, supplemented or otherwise modified from time to time, the "Tranche A Loan Agreement") among the Owner Trustee, the Tranche A Banks (as defined therein, the "Tranche A Banks") and Credit Suisse First Boston, as agent for the Tranche A Banks; and the Tranche B Loan Agreement, dated as of September 15, 1992 (as amended, supplemented or otherwise modified from time to time, the "Tranche B Loan Agreement"), among the Owner Trustee, the Tranche B Lenders (as defined therein, the "Tranche B Lenders"), and General Electric Capital Corporation, as agent for the Tranche B Lenders, the Collateral Agent (as defined in the Tranche A Loan Agreement and the Tranche B Loan Agreement) shall be a third party beneficiary under this Agreement and shall be entitled to enforce its third-party beneficiary rights under this Agreement directly against the Owner Trustee and General Electric Power Funding Corporation.

                  5. Conditions to Effectiveness. This Agreement shall become effective on the date on which it shall have been duly executed and delivered by the parties hereto and duly accepted and acknowledged by General Electric Power Funding Cororation.

                  6. Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of New York.

                  7. Counterparts. This Agreement may be executed by one or more of the parties hereto on any number of separate counterparts, all of which taken together shall be deemed to constitute one and the same instrument.




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                    [SIGNATURES APPEAR ON THE FOLLOWING PAGE]






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                  IN WITNESS WHEREOF, the parties hereto have caused this
Agreement to be executed and acknowledged by their respective officers or representatives hereunto duly authorized on the date first above written.

                              COGEN TECHNOLOGIES LINDEN
                                 VENTURE, L.P., a Delaware Limited Partnership


                                      By:  Cogen Technologies Linden, Ltd.
                                           (d/b/a) Cogen Technologies Linden,
                                           Limited Partnership, in the State
                                           of New Jersey), its General
                                           Partner

                                           JEDI Linden GP, L.L.C.
                                           its General Partner

                                      By:     /s/ Robert J. Licato
                                           -----------------------------------
                                           Robert J. Licato
                                           President



                                    COGEN TECHNOLOGIES LINDEN, LTD.
                                      (d/b/a) COGEN TECHNOLOGIES LINDEN,
                                      LIMITED PARTNERSHIP, in the State of
                                      New Jersey), a Texas Limited Partnership

                                           JEDI Linden GP, LLC
                                           its General Partner


                                      By:      /s/ Robert J. Licato
                                          ------------------------------------
                                           Robert J. Licato
                                           President



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                                    STATE STREET BANK AND TRUST COMPANY
                                      OF CONNECTICUT, NATIONAL ASSOCIATION, (not in its individual capacity but solely as Owner Trustee), as Limited Partner


                                    By:     /s/ Gerald R. Wheeler
                                         ---------------------------------------
                                            Gerald R. Wheeler
                                            Vice President



                                    STATE STREET BANK AND TRUST COMPANY
                                      OF CONNECTICUT, NATIONAL ASSOCIATION
                                      (not in its individual capacity but solely as Owner Trustee), as Lender


                                    By:     /s/ Gerald R. Wheeler
                                         ---------------------------------------
                                            Gerald R. Wheeler
                                            Vice President



                                    PNC Bank, N.A.
                                    as Agent


                                    By:     /s/ David J. Hongo
                                         ---------------------------------------
                                            David J. Hongo
                                            Vice President


CONSENTED AND AGREED TO AS OF
THE DATE FIRST ABOVE WRITTEN:

GENERAL ELECTRIC POWER FUNDING
CORPORATION, as Lender Agent

By:      /s/ D. F. Peterson
     ------------------------
         D. F. Peterson
         Vice President



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